UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2023

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Sylvan Way, Suite A, Parsippany, NJ 07054

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock No Par Value	LINC	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2023, Lincoln Educational Services Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) virtually via live webcast. A total of 31,512,405 shares of common stock, no par value per share (the “Common Stock”), were issued and outstanding and entitled to vote as of March 16, 2023 the record date for the Annual Meeting. There were 27,638,077 shares of Common Stock represented in person or by proxy at the Annual Meeting constituting a quorum.  Each of the proposals was approved by the requisite vote of the Company’s shareholders and, regarding the frequency of future “say-on-pay” votes, the shareholders approved holding such a vote annually as recommended by our Board of Directors. Set forth below are the proposals acted upon as further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2023 and the final voting results for each proposal:

Proposal Number 1:  To elect the following 9 individuals named in the Company’s proxy statement as directors of the Company for a one-year term which will expire at the 2024 Annual Meeting of Shareholders and until their successors are duly elected and qualified.  Each nominee for director was elected by a vote of the shareholders as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John A. Bartholdson	19,725,504	2,116,817	5,795,756
James J. Burke, Jr.	18,843,514	2,998,807	5,795,756
Kevin M. Carney	21,664,401	177,920	5,795,756
J. Barry Morrow	21,728,464	113,857	5,795,756
Michael A. Plater	18,908,765	2,933,556	5,795,756
Felecia J. Pryor	18,920,802	2,921,519	5,795,756
Carlton E. Rose	21,664,709	177,612	5,795,756
Scott M. Shaw	21,827,260	15,061	5,795,756
Sylvia J. Young	20,858,248	984,073	5,795,756

Proposal Number 2: To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Company’s proxy statement.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,911,296	2,955,750	975,275	5,795,756

Proposal Number 3: To approve the frequency of future advisory votes on the Company’s compensation of named executive officers.  The frequency of future advisory votes on the Company’s compensation of named executive officers every year was approved by a vote of the shareholders as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
20,840,749	166,426	787,366	47,780	5,795,756

Proposal Number 4:  To approve an amendment to the Lincoln Educational Services Corporation 2020 Long-Term Incentive Plan (the “LTIP”) to increase the number of shares available for grant under the LTIP.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,702,299	208,957	931,065	5,795,756

Proposal Number 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.  The proposal was approved by a vote of the shareholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,508,946	118,686	10,445	not applicable

Item 7.01	Regulation FD Disclosure.

On May 5, 2023, the Company presented additional background information on the Company and on its strategic plan (the “Shareholder Presentation”) during its Annual Meeting of Shareholders.  A copy of the Shareholder Presentation, which is available on the Company’s website at www.lincolntech.edu under the tab “Investor Relations,” is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information in this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Management Presentation at the 2023 Annual Meeting of Shareholders

	104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: May 8, 2023

	By:	/s/ Alexandra M. Luster
Name:	Alexandra M. Luster
Title:	SVP, General Counsel & Secretary